President

Section 906 Certification under Sarbanes Oxley Act

I, Michael G. Clark, certify that:

1.

I have reviewed this report, filed on behalf of Money Market Portfolio, Government & Agency Securities Portfolio & Tax-Exempt Portfolio (Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust, on Form N-CSRS;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSRS (the “Report”) fully complies with the requirements of § 13 (a) or §15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 30, 2009	/s/Michael G. Clark
Michael G. Clark
President
Money Market Portfolio, Government & Agency Securities Portfolio & Tax-Exempt Portfolio (Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust

Chief Financial Officer and Treasurer

Section 906 Certification under Sarbanes Oxley Act

I, Paul Schubert, certify that:

1.

I have reviewed this report, filed on behalf of Money Market Portfolio, Government & Agency Securities Portfolio & Tax-Exempt Portfolio (Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust, on Form N-CSRS;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSRS (the “Report”) fully complies with the requirements of § 13 (a) or § 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 30, 2009	/s/Paul Schubert
Paul Schubert
Chief Financial Officer and Treasurer
Money Market Portfolio, Government & Agency Securities Portfolio & Tax-Exempt Portfolio (Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust